Eaton Corporation plc
2025 Annual Report on Form 10-K
Exhibit 21
Subsidiaries of Eaton Corporation plc
Eaton is publicly held and has no parent corporation. Eaton’s subsidiaries as of December 31, 2025, and the state or country in which each was organized, are as follows:

Consolidated Subsidiaries (A)	Where Organized
Joslyn Sunbank Company, LLC	California
Bussmann International Holdings, LLC	Delaware
Bussmann International, Inc.	Delaware
CBE Services, Inc.	Delaware
Cooper B-Line, Inc.	Delaware
Cooper Bussmann, LLC	Delaware
Cooper Crouse-Hinds MTL, Inc.	Delaware
Cooper Crouse-Hinds, LLC	Delaware
Cooper Enterprises LLC	Delaware
Cooper Industries International, LLC	Delaware
Cooper Industries Vietnam, LLC	Delaware
Cooper Industries, LLC	Delaware
Cooper Interconnect, Inc.	Delaware
Cooper Power Systems, LLC	Delaware
Cooper Technologies Company	Delaware
Eaton Aerospace LLC	Delaware
Eaton Automated Transmission Technologies Corporation	Delaware
Eaton Electric Holdings LLC	Delaware
Eaton Filtration LLC	Delaware
Eaton Industries (Philippines), LLC	Delaware
Eaton Industries Middle East, LLC	Delaware
McGraw-Edison Development Corporation	Delaware
Mission Systems Davenport Inc.	Delaware
Mission Systems Orchard Park Inc.	Delaware
Resilient Power Systems, Inc.	Delaware
Royal Precision Holdings Corp.	Delaware
Royal Precision Products LLC	Delaware
Souriau USA, Inc.	Delaware
Wright Line LLC	Delaware
Trippe Manufacturing LLC	Illinois
Fibrebond LLC	Louisiana
Azonix Corporation	Massachusetts
Eaton Ann Arbor LLC	Michigan
Cannon Technologies, Inc.	Minnesota
Cooper Wheelock, Inc.	New Jersey
Cooper Wiring Devices, Inc.	New York
Exertherm Inc.	New York
Chagrin Highlands III Ltd.	Ohio
Eaton Aeroquip LLC	Ohio
Eaton Corporation	Ohio
Eaton Leasing Corporation	Ohio
Sure Power, Inc.	Oregon

Consolidated Subsidiaries (A)	Where Organized
Eaton Industries (Argentina) S.A.	Argentina
Eaton Electrical (Australia) Pty Ltd	Australia
Eaton Industries Pty. Ltd.	Australia
CTI-VIENNA Gesellschaft zur Prüfung elektrotechnischer Industrieprodukte GmbH	Austria
Eaton Holding (Austria) G.m.b.H.	Austria
Eaton Holding G.m.b.H.	Austria
Eaton Industries (Austria) G.m.b.H.	Austria
Eaton Electric BV	Belgium
Eaton Filtration BV	Belgium
Eaton Industries (Belgium) BV	Belgium
Saturn Insurance Company Ltd.	Bermuda Islands
Souriau Dominican Republic, Ltd.	Bermuda Islands
Cooper Power Systems do Brasil Ltda.	Brazil
Crouse Hinds Comercio de Produtos eletricos Ltda	Brazil
Eaton Indústria e Comércio de Produtos Elétricos e Serviços Ltda	Brazil
Eaton Ltda.	Brazil
Digital Lighting Holdings Limited	British Virgin Islands
Phoenixtec International Corp.	British Virgin Islands
Senyuan International Investments Limited	British Virgin Islands
Silver Light International Limited	British Virgin Islands
Eaton Industries EOOD	Bulgaria
Cooper Industries (Canada) Company	Canada
Cooper Industries (Electrical) Inc.	Canada
Cyme International T & D Inc.	Canada
Eaton Industries (Canada) Company	Canada
Tripp Lite of Canada Corp.	Canada
Cutler-Hammer Industries Ltd.	Cayman Islands
Eaton Industries (Chile) S.p.A.	Chile
Cooper (China) Co., Ltd.	China
Cooper (Ningbo) Electric Co., Ltd.	China
Cooper Edison (Pingdingshan) Electronic Technologies Co., Ltd.	China
Cooper Electric (Changzhou) Co., Ltd.	China
Cooper Electric (Shanghai) Co., Ltd.	China
Cooper Electronic Technologies (Shanghai) Co., Ltd.	China
Cooper Shanghai Power Capacitor Co., Ltd.	China
Cooper Xi'an Fusegear Co., Ltd.	China
Cooper Yuhua (Changzhou) Electric Equipment Manufacturing Co., Ltd.	China
Digital Lighting (Dong Guan) Co., Ltd.	China
Dongguan Cooper Electronics Co. Ltd.	China
Dongguan Wiring Devices Electronics Co., Ltd.	China
Eaton (China) Investments Co., Ltd.	China
Eaton Electrical Equipment Co., Ltd.	China
Eaton Electrical Ltd.	China
Eaton Filtration (Shanghai) Co., Ltd.	China
Eaton Fu Li An (Changzhou) Electronics Co., Ltd.	China
Eaton Hydraulics Systems (Jining) Co., Ltd.	China
Eaton Industries (Jining) Co., Ltd.	China
Eaton Industries (Wuxi) Co., Ltd.	China

Consolidated Subsidiaries (A)	Where Organized
Eaton Power (Shanghai) Trading Limited Partnership	China
Eaton Power Quality (Shanghai) Co., Ltd.	China
Eaton Science & Technology Management (Hainan) Limited Partnership	China
Lian Zheng Electronics (Shenzhen) Co., Ltd.	China
Moeller Electric (Shanghai) Co., Ltd.	China
Ningbo Yangyuan Electric Co., Ltd.	China
Optimum Path Systems (Shanghai) Ltd.	China
Phoenixtec Electronics (Shenzhen) Co., Ltd.	China
Santak Electronic (Shenzhen) Co., Ltd.	China
Cooper Industries Colombia S.A.S.	Colombia
Eaton Industries (Colombia) S.A.S.	Colombia
Eaton Electrical Srl	Costa Rica
Eaton Elektrotechnika s.r.o.	Czech Republic
PV Roztoky s.r.o.	Czech Republic
Eaton Electric ApS	Denmark
Cutler-Hammer, SRL	Dominican Republic
Eaton DR Corporate Services S.R.L.	Dominican Republic
Eaton Enterprises Santiago, S.R.L.	Dominican Republic
Eaton Industries (Egypt) LLC	Egypt
Eaton Electric Oy	Finland
Cooper Capri S.A.S.	France
Cooper Menvier France SARL	France
Cooper Securite S.A.S.	France
Eaton eMobility France SAS	France
Eaton Industries (France) S.A.S.	France
Eaton S.A.S.	France
MP Group SAS	France
MTL Instruments SARL	France
Sefelec SAS	France
Souriau S.A.S.	France
CEAG Notlichtsysteme GmbH	Germany
Cooper Crouse-Hinds GmbH	Germany
Cooper Germany Holdings GmbH	Germany
Eaton Electric G.m.b.H.	Germany
Eaton Electrical IP G.m.b.H. & Co. KG	Germany
Eaton Germany G.m.b.H.	Germany
Eaton Germany Holdings GmbH	Germany
Eaton GmbH & Co. KG	Germany
Eaton Holding SE & Co. KG	Germany
Eaton Industries G.m.b.H.	Germany
Eaton Industries Holding G.m.b.H.	Germany
Eaton Production International G.m.b.H.	Germany
Eaton Protection Systems IP G.m.b.H. & Co. KG	Germany
Eaton SE	Germany
Eaton Technologies G.m.b.H.	Germany
FHF Bergbautechnik GmbH & Co. KG	Germany
FHF Funke+Huster Fernsig GmbH	Germany
Funke+Huster GmbH	Germany

Consolidated Subsidiaries (A)	Where Organized
GeCma Components electronic GmbH	Germany
Hein Moeller Stiftung G.m.b.H.	Germany
Institute for International Product Safety G.m.b.H.	Germany
Martek Power GmbH	Germany
Sefelec GmbH	Germany
Cooper Univel S.A.	Greece
Digital Lighting Co., Limited	Hong Kong
Eaton Electric & Engineering Services Limited	Hong Kong
Eaton Enterprises Limited	Hong Kong
Eaton Power Quality Limited	Hong Kong
Riseson International Limited	Hong Kong
Scoremax Limited	Hong Kong
Silver Victory Hong Kong Limited	Hong Kong
Eaton Business Services Kft	Hungary
Eaton Enterprises (Hungary) Kft.	Hungary
Eaton Industries KFT	Hungary
Eaton Manufacturing Hungary Kft.	Hungary
Eaton Electric India Private Limited	India
Eaton India Innovation Center LLP	India
Eaton Industrial Products Pvt. Ltd.	India
Eaton Industrial Systems Private Limited	India
Eaton Management Services LLP	India
Eaton Power Quality Private Limited	India
Eaton Technologies Private Limited	India
Mission Systems India Private Limited	India
Souriau India Pvt Ltd	India
PT Eaton Industries	Indonesia
PT Fluid Sciences Batam	Indonesia
PT Ulusoy Electric Indonesia	Indonesia
PT Ulusoy Electric Industry	Indonesia
Abeiron III Unlimited Company	Ireland
Cooper Industries Trading Unlimited Company	Ireland
Cooper Industries Unlimited Company	Ireland
Eaton Capital Global Holdings Unlimited Company	Ireland
Eaton Capital Unlimited Company	Ireland
Eaton Domhanda I Limited	Ireland
Eaton Domhanda II Unlimited Company	Ireland
Eaton Domhanda Unlimited Company	Ireland
Eaton Industries (Ireland) II Limited	Ireland
Eaton Industries (Ireland) Limited	Ireland
Eaton Industries VII Unlimited Company	Ireland
Eaton Industries XII Unlimited Company	Ireland
Eaton Industries XX Unlimited Company	Ireland
Eaton Industries XXI Unlimited Company	Ireland
Eaton Intelligent Power Limited	Ireland
Eaton Teorainn Limited	Ireland
Plumtree I Limited	Ireland
Eaton Global Holdings III Limited	Isle of Man

Consolidated Subsidiaries (A)	Where Organized
Eaton Global Holdings Limited	Isle of Man
Eaton Industries Holdings Limited	Isle of Man
Eaton Industries (Israel) Ltd.	Israel
T.T.M.C. (2012) Ltd	Israel
Cooper Csa Srl	Italy
Eaton Filtration (Italy) S.r.l.	Italy
Eaton Industries (Italy) S.r.l.	Italy
Eaton S.r.l.	Italy
Gitiesse S.r.l.	Italy
MTL Italia Srl	Italy
Cooper Industries Japan K.K.	Japan
Eaton Electric (Japan) Ltd.	Japan
Eaton Filtration Ltd.	Japan
Eaton Japan G.K.	Japan
Souriau Japan K.K.	Japan
Eaton Electrical (Korea) Limited Liability Company	Korea
Eaton Industries (Korea) Limited Liability Company	Korea
Eaton Electric S.I.A.	Latvia
Cooper International Holdings S.a.r.l	Luxembourg
Eaton Controls (Luxembourg) S.a.r.l.	Luxembourg
Eaton Holding II S.a.r.l.	Luxembourg
Eaton Holding S.a.r.l.	Luxembourg
Eaton Holding XIII S.a.r.l.	Luxembourg
Eaton Holding XIV S.a.r.l.	Luxembourg
Eaton Moeller S.a.r.l.	Luxembourg
Eaton Services S.a.r.L.	Luxembourg
Eaton Technologies (Luxembourg) S.a.r.l.	Luxembourg
Green Holding S.a.r.l.	Luxembourg
Eaton Aerospace Component Services Asia SDN BHD	Malaysia
Eaton Industries Sdn. Bhd.	Malaysia
ETN Asia International Limited	Mauritius
ETN Holding 2 Limited	Mauritius
ETN Holding 3 Limited	Mauritius
Bussmann, S. de R.L. de C.V.	Mexico
Cooper Crouse-Hinds, S. de R.L. de C.V.	Mexico
Cooper Wiring Devices de Mexico, S.A. de C.V.	Mexico
Eaton Industries, S. de R.L. de C.V.	Mexico
Eaton Solutions, S. de R.L. de C.V.	Mexico
Eaton Technologies, S. de R.L. de C.V.	Mexico
Eaton Trading Company, S. de R.L. de C.V.	Mexico
Eaton Truck Components, S. de R.L. de C.V.	Mexico
Electromanufacturas, S. de R.L. de C.V.	Mexico
Martek Power, S.A. de C.V.	Mexico
RPTECH De Mexico, S de R.L. de C.V.	Mexico
Sunbank De Mexico, S. de R.L. de C.V.	Mexico
Eaton Electric S.a.r.l.	Morocco
Eaton Industries (Morocco) LLC	Morocco
Souriau MAROC Sarl	Morocco

Consolidated Subsidiaries (A)	Where Organized
Cooper Crouse-Hinds B.V.	Netherlands
Cooper Industries Finance B.V.	Netherlands
Cooper Industries Global B.V.	Netherlands
Cooper Safety B.V.	Netherlands
Eaton B.V.	Netherlands
Eaton Holding (Netherlands) B.V.	Netherlands
Eaton Holding I B.V.	Netherlands
Eaton Holding III B.V.	Netherlands
Eaton Holding Turlock B.V.	Netherlands
Eaton Holding VI B.V.	Netherlands
Eaton Holding VII B.V.	Netherlands
Eaton Industries (Netherlands) B.V.	Netherlands
Eaton Moeller B.V.	Netherlands
MTL Instruments B.V.	Netherlands
Turlock B.V.	Netherlands
Eaton Industries Company	New Zealand
Eaton International Industries Nigeria Limited	Nigeria
Cooper Crouse-Hinds AS	Norway
Eaton Electric AS	Norway
Hernis Scan Systems A/S	Norway
Norex AS	Norway
Eaton Trading (FZC) LLC	Oman
Eaton Industries Panama S.A.	Panama
Eaton Industries SAC	Peru
Eaton Automotive Components Spolka z o.o.	Poland
Eaton Automotive Systems Spolka z o.o.	Poland
Eaton Electric Spolka z.o.o.	Poland
Eaton Filtration (Poland) Sp. z o.o.	Poland
Eaton Truck Components Spolka z o.o.	Poland
Cooper Pretronica Unipessoal Lda.	Portugal
Cooper Industries Romania SRL	Romania
Eaton Electric S.r.l.	Romania
Eaton Electro Productie S.r.l.	Romania
Cooper Industries Russia LLC	Russia
Eaton LLC	Russia
Eaton Arabia Industrial Company LLC	Saudi Arabia
Eaton Electrical Services LLC	Saudi Arabia
Eaton II LP	Scotland
Eaton III LP	Scotland
Eaton Industries LP	Scotland
Eaton LP	Scotland
Eaton Manufacturing LP	Scotland
Eaton Electric d.o.o.	Serbia
Eaton Electric (Singapore) Pte. Ltd.	Singapore
Eaton Industries Pte. Ltd.	Singapore
Exertherm Pte. Ltd.	Singapore
Eaton Electric s.r.o.	Slovak Republic
Eaton Electric (South Africa) Pty Ltd.	South Africa

Consolidated Subsidiaries (A)	Where Organized
Eaton Truck Components (Proprietary) Ltd.	South Africa
Aeroquip Iberica S.L.	Spain
Cooper Crouse-Hinds, S.A.	Spain
Eaton Industries (Spain) S.L.	Spain
Productos Eaton Livia S.L.	Spain
Eaton Electric AB	Sweden
Eaton (Switzerland) Holding I GmbH	Switzerland
Eaton (Switzerland) Holding III G.m.b.H.	Switzerland
Eaton Automation G.m.b.H	Switzerland
Eaton Automation Holding G.m.b.H.	Switzerland
Eaton Industries II G.m.b.H.	Switzerland
Eaton Industries Manufacturing G.m.b.H.	Switzerland
Eaton Manufacturing G.m.b.H.	Switzerland
Eaton Manufacturing II G.m.b.H.	Switzerland
Eaton Manufacturing III G.m.b.H.	Switzerland
Senyuan International Holdings G.m.b.H	Switzerland
Eaton Phoenixtec MMPL Co. Ltd.	Taiwan
RTE Far East Corporation	Taiwan
Eaton Electric (Thailand) Limited	Thailand
Eaton Industries (Thailand) Ltd.	Thailand
Eaton Elektrik Ticaret Limited Sirketi	Turkey
Ulusoy Elektrik Imalat Taahhut ve Ticaret AS	Turkey
D.P. Eaton Electric	Ukraine
Cooper Crouse-Hinds (LLC)	United Arab Emirates
Eaton FZE	United Arab Emirates
Eaton Innovation Middle East Limited	United Arab Emirates
Eaton Electric Limited	United Kingdom
Eaton Electrical Products Limited	United Kingdom
Eaton Electrical Systems Limited	United Kingdom
Eaton Holding (UK) II Limited	United Kingdom
Eaton Holding Limited	United Kingdom
Eaton Industries (England) Limited	United Kingdom
Eaton Industries (U.K.) Limited	United Kingdom
Eaton Limited	United Kingdom
Eaton MEDC Limited	United Kingdom
Eaton Safety Limited	United Kingdom
Exertherm Limited	United Kingdom
Flight Refuelling Limited	United Kingdom
Mission Systems Wimborne Limited	United Kingdom
QHi Holdings Limited	United Kingdom
The MTL Instruments Group Limited	United Kingdom
Eaton Electric (Vietnam) Company Limited	Vietnam
Eaton Technology (Vietnam) Company Limited	Vietnam
(A) Other Eaton subsidiaries, many inactive, are not listed above. If considered in the aggregate, they would not be material.